Exhibit 99.2


                                 May

                   The May Department Stores Company
                    $2.2 Bn Unsecured Debt Offering

                              July 2004

_______________________________________________________________________

Safe Harbor Statement/Acquisition Disclosure

This announcement may contain, in addition to historical information, certain forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those currently anticipated as a result of a number of factors, including risks and uncertainties discussed in The May Department Stores Company's filings with the Securities and Exchange Commission. Those factors include, among other things, the competitive environment in the retailing industry in general and in the specific market areas in which May and its divisions operate, including consumer confidence, changes in discretionary consumer spending, changes in costs of goods and services and economic conditions in general, unseasonable weather and those risks generally associated with the integration of Marshall Field's with May. There can be no assurance that the acquisition will close, as to the timing of the closing, that the integration will be successful or without unanticipated costs or that anticipated synergies or other benefits will be realized. The May Department Stores Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

May

                                   2

_______________________________________________________________________

Offering Summary

Issuer.............................May Department Stores
Offering Size......................$2.2 Bn
Securities.........................144A Senior Notes with Reg. Rights
Maturities.........................[TBD]
Ratings............................[TBD]
Optional Redemption................Make Whole Call at T + [TBD] bps
Event Call.........................[TBD]
Use of Proceeds....................Acquisition of Marshall Field's
Joint Book-Runners.................Citigroup, JP Morgan, Morgan Stanley

May

                                   3

_______________________________________________________________________

Compelling Investment Opportunity

- May Department Stores is a pre-eminent department store retailer with FY 2003 net sales of approximately $13.3 billion

- Acquisition of Marshall Field's gives May an established and widely recognized franchise with leading market share positions in Chicago, Detroit and Minneapolis

- May has a strong and highly respected management team with significant industry and acquisition integration experience (e.g., Foley's, Filene's, Bridal Group)

- May has committed to discontinue share repurchase programs until debt ratios return to more normal levels

- May is committed to paying down significant portions of the acquisition debt using strong near-term free cash flow

May

                                   4

_______________________________________________________________________

Favorable Retail Environment

- The department store environment (for both May and Field's) turned positive in the fourth quarter and that trend continues

- Lord & Taylor operating performance has improved significantly due to its merchandise repositionings

- Lord & Taylor divestitures are going faster than planned; we expect less than 10 stores will remain open at year end

- Fall 2004 sales are expected to be in-line with our current performance

- May's operating cash flow remains strong and Field's will add to this

May

                                   5

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Marshall Field's Opportunity

- The Field's acquisition presented a unique and important strategic opportunity

-  Marshall Field's is an established and widely-recognized name

- We will enter three new large markets (Chicago, Minneapolis, Detroit) as the pre-eminent department store retailer

- There are no significant issues of store overlap or the need for extensive divestitures of unproductive properties

- The stores are in excellent physical condition (State Street has recently had a facelift), requiring no special additional capital

- For the first time in many years, Field's will now be owned and run by a department store company, and receive the benefits from being part of a like-minded culture

May

                                   6

_______________________________________________________________________

Transaction Overview

-  Structure:

    - Cash Purchase of Marshall Field's assets and nine Mervyn's Twin Cities locations for $3.24 billion

    -  2/3 long-term borrowing, 1/3 cash and short term borrowing

-  Approvals:

    -  Regulatory approvals customary to a transaction of this type

    -  No shareholder approval required

-  Closing:

    -  Expected by the end of July

May

                                   7

_______________________________________________________________________

Strategic Rationale for the Acquisition

- Gives May leading positions with a nationally recognized name plate in three large Midwestern metro markets:
   Chicago, Detroit, and Minneapolis

- Estimated $85 million in synergies in FY 2005, $140 million in FY 2006 and $180 million per year thereafter

-  Opportunity to leverage:

    -  May's economies of scale

    -  May's department store operating efficiencies

    -  Field's upscale merchandise assortments

    - May's breadth of proprietary product to supplement Field's current proprietary programs

    - Field's dedicated consumer base, especially its focus on "zoomers," teamed with May's strategic offense and focus on attracting younger customers

May

                                   8

_______________________________________________________________________

May and Marshall Field's

Department Stores
  May - 438
  Marshall Field's - 62

       [Map]

May

                                   9

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Integration Strategy

-  Field's to be operated as a separate division within May

- Field's leadership team to work with May team to ensure seamless integration

   - Additionally, the Target organization is working to facilitate the integration process

- Capitalize on May's prior successful acquisition and integration experiences, e.g., Foley's, Filene's, Bridal Group

- Introduce May's operational department store efficiencies to Marshall Field's, e.g., IT integration

May

                                   10

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Earnings Improvement Opportunities

- Estimated annual earnings synergies (principally expense) of $85 million in 2005, $140 million in 2006 and $180 million per year thereafter

- Major expense synergies are in IT costs and associated payroll, credit operations and retiree medical expenses

- Field's will benefit from the cross-fertilization of expense savings/merchandising ideas from May's department store divisions

- May will benefit from Field's extensive experience in higher-end merchandising

-  Merchandising synergies include

    -  Increased private label penetration at Field's

    - Benefits of May's comparative merchandising information at Marshall Field's

    - Use of Marshall Field's, especially the State Street store, as a "merchandise learning laboratory"

    - Access to vendors that Field's does business with that May does not

    -  Increased scale with vendors

May

                                   11

_______________________________________________________________________

Expected Sources and Uses
$MM

    Sources           Amount         Uses           Amount

Cash on Hand            625      Field's Purchase    3,240
                                 Price
Fall 2004 Cash Flow     315

Short-Term Debt(CP)     300      High Coupon           200
                                 Debt Repayment
New Long-Term Debt    2,200

Total Sources         3,440      Total Uses          3,440

  - We anticipate replacing our current $1.0 billion in bank lines with a $1.3-$1.5 billion 5-year revolving credit facility this August

  - We continue to retain a significant level of unencumbered accounts receivable and real estate assets

May

                                   12

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Financial Policy

- Due to the Field's acquisition, the $500 million special share repurchase authorized in February, 2004 has been suspended. $18 million was repurchased prior to the suspension

- No share repurchases will occur until our debt ratio is reduced to more normal levels

- Funding approximately $1 billion of this financing in short and intermediate-term maturities reflects May's commitment to reduce debt levels with its strong near-term cash flows

May

                                   13

_______________________________________________________________________

Compelling Investment Opportunity

- May Department Stores is a pre-eminent department store retailer with FY 2003 net sales of approximately $13.3 billion

- Acquisition of Marshall Field's gives May an established and widely recognized franchise with leading market share positions in Chicago, Detroit and Minneapolis

- May has a strong and highly respected management team with significant industry and acquisition integration experience (e.g., Foley's, Filene's, Bridal Group)

- May has committed to discontinue share repurchase programs until debt ratios return to more normal levels

- May is committed to paying down significant portions of the acquisition debt using strong near-term free cash flow

May

                                   14

_______________________________________________________________________

May

The May Department Stores Company

Lord & Taylor         Famous Barr             Filene's
Foley's               Hecht's                 Kaufmann's
L.S. Ayres            Marshall Field's        Meier & Frank
Robinsons May         Strawbridge's           The Jones Store
David's Bridal        After Hours Formalwear  Priscilla of Boston

May

                                   15